UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 09289 )

Exact name of registrant as specified in charter: Putnam Tax Smart Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Smart Equity Fund®

4|30|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax Smart
Equity Fund
4| 30| 06

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	52

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax Smart Equity Fund: pursuing growth
potential while working to limit tax consequences

Stock mutual funds offer investors the potential for capital appreciation. One way that stock funds pursue this objective is by selling holdings whose price has increased. These sales create capital gains, which must be passed on to shareholders. While this sounds desirable, it may carry undesirable tax consequences: Investors whose assets are not held in a retirement plan or other tax-sheltered vehicle, for example, will owe taxes on these gains, even if they have chosen to reinvest the gains in additional fund shares.

Although capital gains taxes were reduced a few years ago, they can still have a negative effect on an investment’s long-term performance. Putnam Tax Smart Equity Fund® is designed to help reduce this effect. By investing in stocks that it believes offer long-term growth potential, and by evaluating the possible tax consequence of each portfolio decision, the fund’s management team seeks to maximize investors’ after-tax returns.

Putnam Tax Smart Equity Fund invests primarily in the stocks of midsize and large companies believed to be worth more than their current prices indicate. Since the fund uses Putnam’s “blend” investment approach, it has the flexibility to own both growth stocks and value stocks without a bias toward either style. It may also invest in companies at all levels of market capitalization. The fund’s management team is backed by the expertise of Putnam’s equity research analysts, many of whom specialize in specific sectors and their component industries. Using quantitative and fundamental analysis, they evaluate financial results, historical data, and current business conditions with the objective of forecasting the future direction of a company.

Putnam Tax Smart Equity Fund holdings have
spanned sectors and industries over time.

To limit the portfolio’s tax liability, the team takes a long-term view when investing. It closely monitors the portfolio’s unrealized capital gains, which represent the price appreciation of securities that have not yet been sold, as well as the amount of any realized gains. Should the team decide to sell a position, it may seek to offset any resulting gains by realizing losses on stocks that have not met its performance goals. This focus on tax efficiency helps limit shareholders’ exposure to capital gains taxes.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are mispriced, regardless of their current growth rate. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

 Valuation For each company, the team carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to its expenses, and target those believed to offer attractive and sustainable cash flow.

Quality They study the quality of the management, franchise, and balance sheet in an effort to determine the value of the business and the risk of investing in that business.

Identified holdings were held during the specific year; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 9 and 32.

Putnam Tax Smart Equity Fund invests primarily in midsize and large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.

Highlights

* For the six months ended April 30, 2006, Putnam Tax Smart Equity Fund’s class A shares returned 11.05% without sales charges.

* The fund’s benchmark, the S&P 500 Index, returned 9.64% for the period.

* The average return for the fund’s Lipper category, Large-Cap Core Funds, was 9.23% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for Class A shares for periods ended 4/30/06

	Annualized return		Cumulative return

	NAV	POP	NAV	POP
Life of fund (inception: 7/1/99)	4.25%	3.43%	32.90%	25.94%

5 years	3.85	2.74	20.80	14.46

3 years	16.47	14.37	57.99	49.60

1 year	20.05	13.78	20.05	13.78

6 months	—	—	11.05	5.18

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

In a period of solid overall returns for U.S. large-cap stocks, we are pleased to report that your fund outpaced both its benchmark and the average return of its Lipper peer group, based on results at net asset value (NAV, or without sales charges). We believe the most important factor in this outperformance was our stock selection process, which seeks to identify and exploit mispriced stocks due to short-term or structural factors. Better-performing holdings were found in sectors such as consumer cyclicals and financials, as well as a combination of industrial-oriented areas (conglomerates/capital goods/basic materials); taken individually, these holdings’ contributions were small, but taken together they boosted overall results. Declining stocks were based in several industries, including airlines, technology, and insurance.

Market overview

U.S. equity markets delivered strong performance over the six-month period, despite some volatility along the way. Growth in the United States remained strong, with a surprisingly high first-quarter GDP annualized growth rate of 4.8%; together with other encouraging economic indicators, this data spurred market bullishness. Investors were buoyed by better-than-expected economic results in areas such as employment and durable goods orders.

Another economic boost came from a spate of positive earnings growth reports during the period. Corporate profits had a positive effect on the economy, since they prompted rising dividends, share repurchases, capital spending, and the creation of new jobs. Robust corporate cash reserves also helped spur strong consolidation activity, as firms looked to use mergers and acquisitions to bolster their growth and/or improve competitive positioning.

The market’s volatility during the period stemmed from concerns over the cost of oil, the Fed’s pursuit of its campaign to thwart inflation by increasing interest rates, and the lagging U.S. dollar. Oil reserves, still reeling from the effect of supply disruption and geopolitical conditions, commanded record-high prices, closing above $75 per barrel for the first time on April 21, before subsiding slightly toward month-end. In terms of the Fed, this period saw the transition from the Greenspan era to new leadership under Ben Bernanke. While continuing to raise interest rates, Bernanke hinted at a possible end to the tightening cycle, which had very different effects on two markets: it triggered a decline in the U.S. dollar among global currency markets, but buoyed initially wary investors, leading to solid returns in the U.S. equity markets by period end.

Strategy overview

The fund’s bottom-up stock-selection strategy stresses the cash flows and  valuations of each company. Our focus on the merits and weaknesses of individual companies rather than top-down sector or industry themes served the fund well during the period. Our investment approach takes advantage of the fact that investors often have short time horizons, which can cause stock prices to deviate from their private market value. Private market value is the price a company could command if it were sold to a private buyer, which we distinguish from the value reflected in a stock’s market price. Over the past year, we continued to use fundamental and quantitative research to identify what we believe to be mispriced equities, namely stocks that we believe the market has

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/06.

Equities
S&P 500 Index (broad stock market)	9.64%

Russell 1000 Growth Index (large-company growth stocks)	7.06%

Russell 1000 Value Index (large-company value stocks)	12.87%

MSCI EAFE Index (international stocks)	22.89%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.56%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	5.20%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.18%

either unfairly punished or failed to sufficiently reward.

Our process of selecting stocks for the fund begins with estimating a company’s private market value. This value, which focuses less on a company’s short-term outlook and more on its long-term value, is calculated on the basis of several factors, including the worth of the current operations, the likely future growth of earnings and of cash flows available to shareholders, the competitive environment, and the skill with which management allocates capital. To better understand an investment’s risk and reward, we construct optimistic and pessimistic scenarios, weighing the probabilities for each case. The resulting fair value range is then compared to the company’s current market valuation. We typically buy a stock when its price is near the bottom of the range of outcomes; we sell it as it approaches its fair value. We then overlay risk models and tools to ensure diversification and limit portfolio exposure to single factors or stocks.

Your fund’s holdings

Holdings in a variety of industries and sectors contributed to results over the period, reflecting our focus on the merits of individual companies rather than making top-down sector bets. Countrywide Financial Corporation (consumer finance) and Commerce Bancorp (banking), two of the fund’s larger holdings, both excelled.

Countrywide, a mortgage specialist, has experienced substantial growth and, despite a slowdown from a cooling housing market, the non-origination portion of this business portends a healthy long-term opportunity. Commerce Bancorp is gaining market share by providing customers with a better value proposition centered around service. Investors who are focusing on the short-term impact of a flattening yield curve are underestimating the long-term ability of Commerce to grow at a competitive rate. We believe that this bank will be able to hold on to its increasing market share for some time to come.

In the lodging/tourism area, our position in Las Vegas Sands also boosted results. While its Venetian Hotel in Las Vegas remains popular, we believe that the real key to this company’s growth potential lies in Macau, China. In addition to its Venetian Macau property, the company has plans for further expansion. We are optimistic about the development of Macau as a tourist destination and about the ability of Las Vegas Sands to grow.

Many people view steel as a U.S. industry of the past, yet the fund’s position in U.S. Steel was beneficial to performance. We believe that this is another case of investor overreaction. The industry is consolidating, causing the supply to be more controlled than previously. A major determinant of cost

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund's net assets that each comprised, as of 4/30/06. The fund's holdings will change over time.

Holding (percent of fund’s net assets)	Industry
Bank of America Corp. (3.6%)	Banking

Citigroup, Inc. (3.4%)	Financial

Capital One Financial Corp. (3.3%)	Consumer finance

Countrywide Financial Corp. (3.2%)	Consumer finance

U.S. Bancorp (2.9%)	Banking

Dell, Inc. (2.7%)	Computers

Home Depot, Inc. (The) (2.3%)	Retail

Commerce Bancorp, Inc. (2.3%)	Banking

American International Group, Inc. (2.2%)	Insurance

Pfizer, Inc. (1.9%)	Pharmaceuticals

is not just labor, but the ore itself, the price of which is rising. Since U.S. Steel has its own source of iron ore, it is vertically integrated. On a cost basis, that makes the company cost-competitive with others relying on cheaper labor.

Suncor Energy is an integrated energy company whose focus and future is in the development of Canada’s Athabasca oil sands. In contrast to the rapid depletion rate of traditional oil reserves, oil sands have a long reserve life. If oil prices remain high, then the oil sands will gain in value. As investors see the likelihood of long-term high energy costs, we believe they will turn to Suncor Energy and the company’s stock will appreciate accordingly.

We continue to believe in the prospects for airline JetBlue despite disappointing results during the period. The company’s focus on increasing capacity contributed to a lack of concentration on increasing fares that would have offset fuel costs. We believe that the underlying problem facing the industry is actually an imbalance in supply and demand rather than fuel prices; but airlines are becoming more disciplined in terms of capacity. JetBlue missed opportunities during the period to change its fare structure in order to optimize its revenues. It has recently instituted changes, however, that we believe can help resolve some of these issues.

Everest Re Group, which provides property and casualty reinsurance and insurance, has experienced greater-than-expected losses stemming from hurricane-related claims. While its growth has not accelerated as we had hoped, the company is disciplined about the businesses it underwrites. We believe that the bottom line will improve and we are maintaining the fund’s position.

XM Satellite also proved disappointing as it faced several issues during the period. With competitor Sirius spending large amounts on marketing, analysts worried that high acquisition costs to gain market share would be a drag on the industry. In addition, analysts questioned the impact of a promotional deal between XM and General Motors (to sell cars with XM access) in light of a downturn in GM’s market share. We believe that these are short-term issues and that XM’s profitability will improve.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We do not construct our portfolios by following economic trends. Our stock-selection process is built on the bottom-up analysis of individual stocks’ prospects rather than top-down sector or macroeconomic themes. In a nutshell, our goal is to buy what the market is putting on sale, so we evaluate businesses and seek opportunities where the market price does not reflect a stock’s true value.

However, even with our bottom-up strategy, we find that mispriced opportunities can sometimes cluster in particular market sectors. This is especially true of areas where investors overreact to an entire industry, rather than looking at companies individually. Two areas where we continue to find opportunities are financials and consumer cyclicals. Investors fear that rising interest rates will have a negative impact on the entire financial industry, but we believe they overlook the franchise power of several of the larger financial companies. Our models and research indicate that some stocks have low price-to-earnings but solid fundamentals, so we are prepared to add to our holdings as appropriate. In terms of consumer cyclicals, investors have overreacted to the housing cycle and high oil prices. In our opinion, however, in doing so, they are missing the ongoing strength of job growth and consumer wealth, which could spur enough purchasing activity to enable competitively advantaged business to outperform.

We will continue to use our disciplined investment process and research insights to seek stock-specific opportunities throughout the range of industries and sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 4/30/06

	Class A		Class B		Class C		Class M
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Life of fund	32.90%	25.94%	26.29%	26.29%	26.29%	26.29%	28.56%	24.28%
Annual average	4.25	3.43	3.47	3.47	3.47	3.47	3.74	3.23

5 years	20.80	14.46	16.40	14.40	16.40	16.40	17.88	14.04
Annual average	3.85	2.74	3.08	2.73	3.08	3.08	3.34	2.66

3 years	57.99	49.60	54.49	51.49	54.71	54.71	55.70	50.67
Annual average	16.47	14.37	15.60	14.85	15.66	15.66	15.90	14.64

1 year	20.05	13.78	19.31	14.31	19.18	18.18	19.51	15.57

6 months	11.05	5.18	10.66	5.66	10.66	9.66	10.77	7.17

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 4/30/06

		Lipper Large-Cap
	S&P 500	Core Funds
	Index	category average*

Annual average	6.23%	3.02%
(life of fund)	0.89	0.25

5 years	14.23	7.46
Annual average	2.70	1.35

3 years	50.81	44.85
Annual average	14.68	13.07

1 year	15.42	15.51

6 months	9.64	9.23

Index and Lipper results should be compared to fund performance at net asset value.

*	Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/06, there were 896, 864, 746, 618, and 474 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/06

Distributions*	Class A		Class B	Class C	Class M

Number	1		—	—	—

Income	$0.018		—	—	—

Capital gains	—		—	—	—

Total	$0.018		—	—	—

Share value:	NAV	POP	NAV	NAV	NAV	POP

10/31/05	$10.40	$10.98	$9.94	$9.94	$10.12	$10.46

4/30/06	11.53	12.17	11.00	11.00	11.21	11.59

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average	30.71%	23.87%	24.23%	24.23%	24.23%	24.23%	26.49%	22.28%
(life of fund)	4.05	3.22	3.27	3.27	3.27	3.27	3.54	3.02

5 years	23.06	16.62	18.51	16.51	18.51	18.51	20.02	16.11
Annual average	4.24	3.12	3.45	3.10	3.45	3.45	3.72	3.03

3 years	66.55	57.76	62.71	59.71	62.71	62.71	64.14	58.71
Annual average	18.54	16.41	17.62	16.89	17.62	17.62	17.96	16.65

1 year	14.16	8.18	13.30	8.30	13.30	12.30	13.60	9.86

6 months	7.87	2.24	7.45	2.45	7.45	6.45	7.61	4.16

After-tax total return comparison for class A shares
For periods ended 3/31/06 (most recent calendar quarter)

							POP after tax
Class A				POP after tax			on distributions
(inception 7/1/99)	NAV pretax	POP pretax		on distributions			and sale of shares

Life of fund	30.71%	23.87%		23.80%			20.24%
Annual average	4.05	3.22		3.21			2.77

5 years	23.06	16.62		16.55			14.08
Annual average	4.24	3.12		3.11			2.67

3 years	66.55	57.76		57.67			49.04
Annual average	18.54	16.41		16.39			14.23

1 year	14.16	8.18		8.11			5.31

6 months	7.87	2.24		2.18			1.45

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 6.17	$ 10.08	$ 10.08	$ 8.78

Ending value (after expenses)	$1,110.50	$1,106.60	$1,106.60	$1,107.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 5.91	$ 9.64	$ 9.64	$ 8.40

Ending value (after expenses)	$1,018.94	$1,015.22	$1,015.22	$1,016.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio	1.18%	1.93%	1.93%	1.68%

Average annualized expense
ratio for Lipper peer group*	1.27%	2.02%	2.02%	1.77%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Tax Smart Equity Fund	136%	83%	78%	82%	294%

Lipper Large-Cap Core Funds
category average	81%	78%	77%	86%	89%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader and Richard Cervone is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

James Wiess	2006		*
Portfolio Leader	2005		*

Richard Cervone	2006	*
Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $340,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

James Wiess is also a Portfolio Leader of Putnam Capital Appreciation Fund and Putnam Investors Fund.

Richard Cervone is also a Portfolio Member of Putnam Capital Appreciation Fund and Putnam Investors Fund.

James Wiess and Richard Cervone may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2006, Portfolio Member James Yu left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap  Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

7th	4th	17th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 925, 788, and 605 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one- and five-year periods ended March 31, 2006, were 20% and 21%, respectively. Over the one- and five-year periods ended March 31, 2006, the fund ranked 171st out of 884 and 128th out of 619 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/06 (Unaudited)

COMMON STOCKS (100.0%)*

	Shares	Value

Aerospace and Defense (0.3%)
L-3 Communications Holdings, Inc.	11,300	$923,210

Airlines (2.0%)
AMR Corp. †	58,400	1,438,976
JetBlue Airways Corp. †	255,100	2,617,326
Southwest Airlines Co.	103,600	1,680,392
		5,736,694

Automotive (0.4%)
General Motors Corp.	48,900	1,118,832

Banking (10.7%)
Bank of America Corp.	204,500	10,208,640
Commerce Bancorp, Inc.	161,800	6,527,012
U.S. Bancorp	264,200	8,306,448
Washington Mutual, Inc.	62,100	2,798,226
Wells Fargo & Co.	37,800	2,596,482
		30,436,808

Biotechnology (0.9%)
Amgen, Inc. †	35,200	2,383,040
Biogen Idec, Inc. †	6,300	282,555
		2,665,595

Broadcasting (0.4%)
XM Satellite Radio Holdings, Inc. Class A †	61,600	1,245,552

Building Materials (0.7%)
Sherwin-Williams Co. (The)	39,600	2,017,224

Cable Television (1.4%)
Comcast Corp. Class A †	129,600	4,011,120

Commercial and Consumer Services (0.2%)
Corporate Executive Board Co. (The)	5,200	557,076

Communications Equipment (2.4%)
Cisco Systems, Inc. †	254,000	5,321,300
Qualcomm, Inc.	31,000	1,591,540
		6,912,840

Computers (6.0%)
Apple Computer, Inc. †	75,600	5,321,484
Dell, Inc. †	287,100	7,522,020
Hewlett-Packard Co.	129,900	4,217,853
		17,061,357

COMMON STOCKS (100.0%)* continued

	Shares	Value

Conglomerates (1.6%)
Danaher Corp.	42,400	$2,718,264
Tyco International, Ltd. (Bermuda)	64,400	1,696,940
		4,415,204

Construction (0.4%)
Rinker Group, Ltd. (Australia)	62,649	1,007,408

Consumer Finance (6.5%)
Capital One Financial Corp.	107,800	9,339,792
Countrywide Financial Corp.	223,200	9,075,312
		18,415,104

Electronics (1.5%)
Amphenol Corp. Class A	14,200	820,760
Microchip Technology, Inc.	17,400	648,324
Texas Instruments, Inc.	82,100	2,849,691
		4,318,775

Financial (6.2%)
American Express Co.	69,900	3,761,319
Citigroup, Inc.	194,700	9,725,265
Freddie Mac	64,500	3,938,370
		17,424,954

Health Care Services (6.1%)
Aetna, Inc.	77,100	2,968,350
Cardinal Health, Inc.	25,900	1,744,365
Community Health Systems, Inc. †	39,000	1,413,360
Express Scripts, Inc. †	23,300	1,820,662
HCA, Inc.	64,800	2,844,072
Health Management Associates, Inc. Class A	58,100	1,203,251
Lincare Holdings, Inc. †	21,300	841,989
UnitedHealth Group, Inc.	89,900	4,471,626
		17,307,675

Homebuilding (1.9%)
D.R. Horton, Inc.	27,700	831,554
Lennar Corp.	21,100	1,159,023
NVR, Inc. †	4,340	3,276,700
		5,267,277

Household Furniture and Appliances (0.8%)
Whirlpool Corp.	23,900	2,145,025

Insurance (6.5%)
ACE, Ltd. (Bermuda)	66,900	3,715,626
Allstate Corp.	27,300	1,542,177
American International Group, Inc.	95,400	6,224,850
Berkshire Hathaway, Inc. Class B †	300	885,600

COMMON STOCKS (100.0%)* continued

	Shares	Value

Insurance continued
Everest Re Group, Ltd. (Barbados)	52,600	$4,786,600
Genworth Financial, Inc. Class A	39,660	1,316,712
		18,471,565

Investment Banking/Brokerage (3.6%)
Bear Stearns Cos., Inc. (The)	29,900	4,261,049
Franklin Resources, Inc.	31,800	2,961,216
Goldman Sachs Group, Inc. (The)	3,400	544,986
Janus Capital Group, Inc.	120,800	2,350,768
		10,118,019

Leisure (1.3%)
Harley-Davidson, Inc.	69,700	3,543,548

Lodging/Tourism (1.0%)
Las Vegas Sands Corp. †	43,500	2,819,235

Machinery (2.4%)
Caterpillar, Inc.	46,800	3,544,632
Deere (John) & Co.	36,500	3,203,970
		6,748,602

Manufacturing (0.3%)
Illinois Tool Works, Inc.	9,300	955,110

Medical Technology (2.3%)
Boston Scientific Corp. †	129,700	3,014,228
Medtronic, Inc.	35,700	1,789,284
St. Jude Medical, Inc. †	46,700	1,843,716
		6,647,228

Metals (1.0%)
BHP Billiton PLC (United Kingdom)	34,567	709,261
United States Steel Corp.	29,900	2,048,150
		2,757,411

Oil & Gas (7.0%)
Apache Corp.	32,900	2,337,216
Devon Energy Corp.	36,300	2,181,993
EOG Resources, Inc.	28,200	1,980,486
Hugoton Royalty Trust	2,580	71,337
Marathon Oil Corp.	27,200	2,158,592
Newfield Exploration Co. †	7,800	347,880
Occidental Petroleum Corp.	28,200	2,897,268
Petro-Canada (Canada)	31,800	1,563,924
Suncor Energy, Inc. (Canada)	25,600	2,194,944
Valero Energy Corp.	35,800	2,317,692
XTO Energy, Inc.	43,300	1,833,755
		19,885,087

COMMON STOCKS (100.0%)* continued

	Shares	Value

Pharmaceuticals (2.5%)
Johnson & Johnson	26,500	$1,553,165
Pfizer, Inc.	217,100	5,499,143
		7,052,308

Power Producers (0.5%)
AES Corp. (The) †	91,900	1,559,543

Publishing (1.9%)
McGraw-Hill Cos., Inc. (The)	45,200	2,515,832
R. H. Donnelley Corp. †	30,200	1,695,126
Wiley (John) & Sons, Inc. Class A	34,700	1,271,408
		5,482,366

Restaurants (1.4%)
Red Robin Gourmet Burgers, Inc. †	30,000	1,348,800
Yum! Brands, Inc.	48,700	2,516,816
		3,865,616

Retail (7.0%)
Abercrombie & Fitch Co. Class A	16,200	983,826
Barnes & Noble, Inc.	26,400	1,190,112
Bed Bath & Beyond, Inc. †	75,500	2,895,425
CVS Corp.	33,300	989,676
Home Depot, Inc. (The)	164,500	6,568,485
OfficeMax, Inc.	22,800	882,360
Sears Holdings Corp. †	10,500	1,508,745
Staples, Inc.	101,100	2,670,051
Whole Foods Market, Inc.	36,000	2,209,680
		19,898,360

Schools (0.3%)
Apollo Group, Inc. Class A †	13,300	726,712

Semiconductor (0.5%)
Applied Materials, Inc.	81,100	1,455,745

Software (2.7%)
Adobe Systems, Inc. †	53,700	2,105,040
Autodesk, Inc. †	54,300	2,282,772
Oracle Corp. †	156,800	2,287,712
Red Hat, Inc. †	37,000	1,087,430
		7,762,954

Technology Services (5.5%)
Accenture, Ltd. Class A (Bermuda)	64,000	1,860,480
eBay, Inc. †	98,500	3,389,385
Fair Isaac Corp.	41,700	1,547,487
Global Payments, Inc.	31,200	1,479,816
Google, Inc. Class A †	8,600	3,594,284

	COMMON STOCKS (100.0%)* continued

		Shares	Value
	Technology Services continued
	VeriSign, Inc. †	27,600	$649,152
	Yahoo!, Inc. †	96,000	3,146,880
			15,667,484

	Telecommunications (1.0%)
	Sprint Nextel Corp.	116,000	2,876,800

	Transportation Services (0.9%)
	C.H. Robinson Worldwide, Inc.	11,900	527,765
	United Parcel Service, Inc. Class B	23,700	1,921,360
			2,449,125

	Total common stocks (cost $265,092,900)		$283,730,548

	SHORT-TERM INVESTMENTS (0.3%)* (cost $991,617)

		Shares	Value
	Putnam Prime Money Market Fund (e)	991,617	$991,617

	TOTAL INVESTMENTS

	Total investments (cost $266,084,517)		$284,722,165

*	Percentages indicated are based on net assets of $283,731,893.
†	Non-income-producing security.
(e)	See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $265,092,900)	$283,730,548
Affiliated issuers (identified cost $991,617) (Note 5)	991,617

Dividends, interest and other receivables	202,895

Receivable for shares of the fund sold	241,122

Receivable for securities sold	6,367,891

Total assets	291,534,073

LIABILITIES
Payable for securities purchased	6,423,636

Payable for shares of the fund repurchased	581,658

Payable for compensation of Manager (Notes 2 and 5)	482,501

Payable for investor servicing and custodian fees (Note 2)	30,483

Payable for Trustee compensation and expenses (Note 2)	40,475

Payable for administrative services (Note 2)	2,872

Payable for distribution fees (Note 2)	147,031

Other accrued expenses	93,524

Total liabilities	7,802,180

Net assets	$283,731,893

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$336,932,378

Distributions in excess of net investment income (Note 1)	(321,439)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(71,516,694)

Net unrealized appreciation of investments	18,637,648

Total — Representing net assets applicable to capital shares outstanding	$283,731,893

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($138,806,928 divided by 12,037,365 shares)	$11.53

Offering price per class A share
(100/94.75 of $11.53)*	$12.17

Net asset value and offering price per class B share
($106,979,570 divided by 9,729,111 shares)**	$11.00

Net asset value and offering price per class C share
($33,909,801 divided by 3,083,187 shares)**	$11.00

Net asset value and redemption price per class M share
($4,035,594 divided by 359,951 shares)	$11.21

Offering price per class M share
(100/96.75 of $11.21)*	$11.59

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $1,864)	$ 1,820,245

Interest (including interest income of $28,953
from investments in affiliated issuers) (Note 5)	36,858

Total investment income	1,857,103

EXPENSES
Compensation of Manager (Note 2)	976,365

Investor servicing fees (Note 2)	157,288

Custodian fees (Note 2)	65,302

Trustee compensation and expenses (Note 2)	16,059

Administrative services (Note 2)	12,976

Distribution fees — Class A (Note 2)	164,931

Distribution fees — Class B (Note 2)	549,550

Distribution fees — Class C (Note 2)	165,654

Distribution fees — Class M (Note 2)	15,334

Other	76,920

Non-recurring costs (Notes 2 and 6)	1,985

Costs assumed by Manager (Notes 2 and 6)	(1,985)

Fees waived by Manager (Note 5)	(1,024)

Total expenses	2,199,355

Expense reduction (Note 2)	(36,033)

Net expenses	2,163,322

Net investment loss	(306,219)

Net realized gain on investments (Notes 1 and 3)	22,182,448

Net realized gain on swap contracts (Note 1)	29,224

Net realized loss on foreign currency transactions (Note 1)	(49)

Net realized gain on written options (Notes 1 and 3)	2,280

Net increase from payments by affiliates (Note 2)	1,505

Net unrealized appreciation of investments during the period	6,528,369

Net gain on investments	28,743,777

Net increase in net assets resulting from operations	$28,437,558

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	4/30/06*	10/31/05

Operations:
Net investment income (loss)	$ (306,219)	$ 190,735

Net realized gain on investments
and foreign currency transactions	22,215,408	31,828,995

Net unrealized appreciation (depreciation) of investments	6,528,369	(996,785)

Net increase in net assets resulting from operations	28,437,558	31,022,945

Distributions to shareholders: (Note 1)

From net investment income

Class A	(205,697)	—

Redemption fees (Note 1)	437	220

Decrease from capital share transactions (Note 4)	(10,825,569)	(41,884,213)

Total increase (decrease) in net assets	17,406,729	(10,861,048)

NET ASSETS
Beginning of period	266,325,164	277,186,212

End of period (including distributions in excess
of net investment income of $321,439
and undistributed net investment income
of $190,477, respectively)	$283,731,893	$266,325,164
* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006**	$10.40	.01(d)	1.14	1.15	(.02)	(.02)	—(f)	$11.53	11.05*	$138,807	.59*(d)	.08*(d)	65.39*
October 31, 2005	9.28	.05(d,e)	1.07	1.12	—	—	—(f)	10.40	12.07(e)	119,930	1.21(d)	.47(d,e)	135.51
October 31, 2004	8.54	.01(d)	.73	.74	—	—	—	9.28	8.67	115,647	1.22(d)	.13(d)	83.17
October 31, 2003	7.04	.03	1.47	1.50	—	—	—	8.54	21.31	150,787	1.17	.35	77.86
October 31, 2002	7.95	.02	(.93)	(.91)	—	—	—	7.04	(11.45)	152,185	1.15	.28	81.99
October 31, 2001	11.45	.03	(3.53)	(3.50)	—	—	—	7.95	(30.57)	211,340	1.10	.35	294.17

CLASS B
April 30, 2006**	$9.94	(.03)(d)	1.09	1.06	—	—	—(f)	$11.00	10.66*	$106,980	.96*(d)	(.28)*(d)	65.39*
October 31, 2005	8.93	(.02)(d,e)	1.03	1.01	—	—	—(f)	9.94	11.31(e)	110,441	1.96(d)	(.25)(d,e)	135.51
October 31, 2004	8.28	(.05)(d)	.70	.65	—	—	—	8.93	7.85	123,418	1.97(d)	(.62)(d)	83.17
October 31, 2003	6.88	(.03)	1.43	1.40	—	—	—	8.28	20.35	145,593	1.92	(.40)	77.86
October 31, 2002	7.83	(.04)	(.91)	(.95)	—	—	—	6.88	(12.13)	142,806	1.90	(.47)	81.99
October 31, 2001	11.36	(.04)	(3.49)	(3.53)	—	—	—	7.83	(31.07)	198,963	1.85	(.40)	294.17

CLASS C
April 30, 2006**	$9.94	(.03)(d)	1.09	1.06	—	—	—(f)	$11.00	10.66*	$33,910	.96*(d)	(.29)*(d)	65.39*
October 31, 2005	8.94	(.02)(d,e)	1.02	1.00	—	—	—(f)	9.94	11.19(e)	31,947	1.96(d)	(.25)(d,e)	135.51
October 31, 2004	8.28	(.05)(d)	.71	.66	—	—	—	8.94	7.97	34,726	1.97(d)	(.62)(d)	83.17
October 31, 2003	6.88	(.03)	1.43	1.40	—	—	—	8.28	20.35	44,114	1.92	(.40)	77.86
October 31, 2002	7.83	(.04)	(.91)	(.95)	—	—	—	6.88	(12.13)	49,385	1.90	(.47)	81.99
October 31, 2001	11.36	(.04)	(3.49)	(3.53)	—	—	—	7.83	(31.07)	77,749	1.85	(.41)	294.17

CLASS M
April 30, 2006**	$10.12	(.02)(d)	1.11	1.09	—	—	—(f)	$11.21	10.77*	$4,036	.84*(d)	(.16)*(d)	65.39*
October 31, 2005	9.07	—(d,e,f)	1.05	1.05	—	—	—(f)	10.12	11.58(e)	4,007	1.71(d)	(.03)(d,e)	135.51
October 31, 2004	8.39	(.03)(d)	.71	.68	—	—	—	9.07	8.11	3,846	1.72(d)	(.37)(d)	83.17
October 31, 2003	6.96	(.01)	1.44	1.43	—	—	—	8.39	20.55	4,238	1.67	(.16)	77.86
October 31, 2002	7.90	(.02)	(.92)	(.94)	—	—	—	6.96	(11.90)	4,170	1.65	(.22)	81.99
October 31, 2001	11.43	(.02)	(3.51)	(3.53)	—	—	—	7.90	(30.88)	5,336	1.60	(.18)	294.17

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	4/30/06	10/31/05	10/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

			Percentage
		Per share	of net assets

	Class A	$0.01	0.10%

	Class B	0.01	0.10

	Class C	0.01	0.10

	Class M	0.01	0.10

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Smart Equity Fund (the “fund”), is a series of Putnam Tax Smart Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S.

dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $93,607,429 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$49,735,398	October 31, 2009

43,872,031	October 31, 2010

The aggregate identified cost on a tax basis is $266,209,190, resulting in gross unrealized appreciation and depreciation of $29,096,877 and $10,583,902, respectively, or net unrealized appreciation of $18,512,975.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2006, Putnam Management did not waive any of its management fee from the fund.

During the period ended April 30, 2006, Putnam Management voluntarily reimbursed the fund $1,505 for net realized losses incurred from the sale of investment securities that were purchased by the fund in error. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no impact on total return.

For the period ended April 30, 2006, Putnam Management has assumed $1,985 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2006, the fund incurred $222,590 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2006, the fund’s expenses were reduced by $36,033 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $295, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $8,585 and $182 from the sale of class A and class M shares, respectively, and received $66,170 and $410 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $182,486,789 and $193,363,895, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended April 30, 2006 are summarized as follows:

	Contract	Premiums

	Amounts	Received
Written options
outstanding at
beginning of period	2,335	$2,280

Options opened	—	—
Options exercised	—	—
Options expired	2,335	2,280
Options closed	—	—

Written options
outstanding at
end of period	—	$ —

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount	CLASS C	Shares	Amount
Six months ended 4/30/06:			Six months ended 4/30/06:
Shares sold	1,691,314	$ 18,829,324	Shares sold	157,670	$ 1,685,378

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	16,831	185,649	of distributions	—	—

	1,708,145	19,014,973		157,670	1,685,378

Shares			Shares
repurchased	(1,200,643)	(13,374,063)	repurchased	(287,936)	(3,065,843)

Net increase	507,502	$ 5,640,910	Net decrease	(130,266)	$(1,380,465)

Year ended 10/31/05:			Year ended 10/31/05:
Shares sold	1,753,813	$ 17,732,440	Shares sold	263,110	$ 2,553,885

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	—	—

	1,753,813	17,732,440		263,110	2,553,885

Shares			Shares
repurchased	(2,686,677)	(27,192,456)	repurchased	(885,603)	(8,517,790)

Net decrease	(932,864)	$ (9,460,016)	Net decrease	(622,493)	$(5,963,905)

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Six months ended 4/30/06:			Six months ended 4/30/06:
Shares sold	117,577	$ 1,257,631	Shares sold	10,769	$ 117,079

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	—	—

	117,577	1,257,631		10,769	117,079

Shares			Shares
repurchased	(1,499,870)	(15,954,593)	repurchased	(46,689)	(506,131)

Net decrease	(1,382,293)	$(14,696,962)	Net decrease	(35,920)	$(389,052)

Year ended 10/31/05:			Year ended 10/31/05:
Shares sold	531,760	$ 5,123,894	Shares sold	55,993	$ 551,220

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	—	—

	531,760	5,123,894		55,993	551,220

Shares			Shares
repurchased	(3,235,367)	(31,305,722)	repurchased	(83,948)	(829,684)

Net decrease	(2,703,607)	$(26,181,828)	Net decrease	(27,955)	$(278,464)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2006, management fees paid were reduced by $1,024 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $28,953 for the period ended April 30, 2006. During the period ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $23,842,307 and $23,866,480, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $274,287 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended April 30, 2006. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Lehman Brothers, Citigroup Global Markets, Deutsche Bank Securities, and Merrill Lynch. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the year ended April 30, 2006.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, JP Morgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Senior Vice President	Vice President and
Custodian	and Treasurer	BSA Compliance Officer
Putnam Fiduciary
Trust Company	Steven D. Krichmar	Judith Cohen
	Vice President and	Vice President, Clerk and
Legal Counsel	Principal Financial Officer	Assistant Treasurer
Ropes & Gray LLP
	Michael T. Healy	Wanda M. McManus
Trustees	Assistant Treasurer and	Vice President, Senior Associate
John A. Hill, Chairman	Principal Accounting Officer	Treasurer and Assistant Clerk
Jameson Adkins Baxter,
Vice Chairman	Daniel T. Gallagher	Nancy E. Florek
Charles B. Curtis	Senior Vice President,	Vice President, Assistant Clerk,
Myra R. Drucker	Staff Counsel and	Assistant Treasurer and
Charles E. Haldeman, Jr.	Compliance Liaison	Proxy Manager
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA070 234351 6/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Smart Funds Trust

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006